Petroleum Development Corporation

European Fall Update

October 2006

NASDAQ GSM:PETD

Forward-Looking Statements

This information contains predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, drilling and operating risks, risks related to exploration and development, uncertainties about the estimates of reserves, competition, government regulation and the ability of the Company to meet its stated business goals.

Contact Information: Investor Relations, Petroleum Development Corporation

PO Box 26, 103 East Main Street, Bridgeport, West Virginia 26330

Phone: 304.842.6256, Fax: 304.842.0913, www.petd.com

Company Overview

•        Largest Sponsor of Tax Advantage Drilling Partnerships in the United States

o       Has created a sustainable economic model for past 20-years

•        Growing shareholder value through the drillbit

•        Monetizing assets to accelerate shareholder value

•        Last visited Europe in October 2003

o       Stock price approximately $11.00 per share

Shareholder Value

•        Increasing Shareholder value- our primary goal

•        PDC's Values

o       Integrity

o       Customer Focus

o       Responsibility

o       Teamwork

o       Sound Growth

o       Quality

2006 Six Months Financial Highlights

•        Six months revenue of $142.1 million

o       $150.8 million in 2005

•        Strong oil and gas sales

o       $56.5 million, up from $40.2 million in 2005

•        Positive long-term impact from increased company drilling

2006 Six Months Financial Highlights

•        Six months net income of $19.3 million

o       $21.0 million in 2005

•        $1.20 EPS (diluted)

o       $1.27 in 2005

•        2006 includes pre-tax unrealized derivative gains of $4.4 million

Profitable Investing

•        Funding Future Growth

o       Strong cash flow

o       Piceance acreage sale

o       $140 million capital budget for 2006

•        Strong Development Inventory

o       Piceance Basin

o       Wattenberg Field

o       NECO

•        Acquisition Opportunities

o       Focus on cash flow

o       Strict economic criteria

o       Patience

Piceance Acreage Sale

•        Sold approximately 8,700 acres (100% working interest)

•        Sale price of $354 million

•        1031 Exchange $300 million

o       Potential exchange properties have been identified

o       Details announced upon the execution of a purchase and sale agreement

o       Deadline to close on any acquisitions is mid-January 2007

Rockies Region 2006 Limited Partnership

•        Single largest partnership - Over $90 million subscribed

o       Short offering period prevented full sales of $100 million

•        PDC has a 37% partnership interest

o       $38 million PDC investment

•        Began drilling on September 2

•        Drilling will continue through most of the first quarter of 2007

Common Stock Buyback Program

•        Repurchase of 10% (1,627,500 shares) of total shares outstanding authorized by the Board of Directors on January 13, 2006

•        6.5% of total shares outstanding purchased as of September 13

o       1,059,773 shares (801,604 since June 30)

o       $40.93 average price paid per share

o       Total cost of $43.4 million

•        567,727 remaining shares subject to purchase

o       Repurchase program continuing

2006 Operating Highlights

•        92 Successful wells in 6 months 2006

o       3 dry holes

•        29 Codell / Niobrara re-completions

Area                            Successful                   Dry

Wattenberg                  58                                2

Piceance                       20                                0

NECO                         9                                  0

Bakken                        1 (exploratory)             0

Nesson                         3 (non-operated)          0

Michigan/Antrim           1                                  0

Red Desert                   0                                  1 (exploratory)

Core Operating Areas

Rocky Mountains

•        2005 Proved Reserves: 210.5 Bcfe

•        2005 Production: 10.4 Bcfe

•        2006 Production: 6.3 Bcfe*

* Total for 1st Half of 2006

Michigan Basin

•        2005 Proved Reserves: 26.0 Bcfe

•        2005  Production: 1.6 Bcfe

•        2006 Production: 0.7 Bcfe*

*Total for 1st Half of  2006

Appalachian Basin

•        2005 Proved Reserves: 38.1 Bcfe

•        2005 Production:  1.7 Bcfe

•        2006 Production: 0.8 Bcfe*

*Total for 1st Half of 2006

Oil and Gas Production Volumes

•        5 Year Compound Annual Production Growth Rate of approximately 17%

•        First 6 months 2006 production of 7.85 Bcfe

o       Up 17.7% from first 6 months 2005

•        On pace to exceed 15% annual growth target

Regional Production Trends

•        Rocky Mountain Region PDC Growth Leader

o       Up 15% in 2005 to 10.4 Bcfe

•        6.3 Bcfe in first six months of 2006

o       27% increase over similar period 2005

o       81% of production

•        Appalachian and Michigan regions declining approximately 10% per year.

Gas and Oil Reserves by Category

•        2005 Reserve Distribution

o       65% PDP

o       35% PUD

•        2005 PDP Reserve Type

o       87% Gas

o       13% Oil

Rocky Mountain Region Development Opportunities

•        Bakken Shale Area, Williston Basin, North Dakota

•        Nesson Area, Williston Basin, North Dakota

•        Grand Valley Field, Piceance Basin, Colorado

•        Wattenberg Field, DJ Basin, Colorado

•        NECO Area, DJ Basin, Colorado

Grand Valley Field Retained Opportunity

•        Approximately 4,500 net development leasehold acres available for drilling after sale to Marathon

•        450 potential locations on 10 acre density

•        Substantial opportunity for Company and partnership drilling activity for many years

Grand Valley Field Highlights

•        "Slick water" stimulation design increasing initial production by up to 50%

•        Expected reserves increase

o       Magnitude uncertain

•        New Williams gathering agreement and PDC pipeline expansion will increase gas sales

•        Garden Gulch road approximately 75% complete.

o       Road will improve access and lengthen the drilling season

o       More wells drilled per year with improved economics

Garden Gulch Road Project -- map

Greater Wattenberg Field Development Opportunity

•        Existing area of operations

o       Codell, Niobrara development and field extension drilling

o       Infill (increased density) Rule 318 drilling

o       Codell and Niobrara re-fracs

•        Recent Anadarko Petroleum farmout

o       Approximately 15 townships

o       Approximately 50,000 undeveloped acres

•        Additional opportunities in farmout

o       Codell, Niobrara development and field extension drilling

o       Regional J Sand development and step-out drilling.

o       J and D Sand bar and channel exploratory drilling

NECO Area Development Opportunity

•        Six project areas totaling approximately 17,000 acres

•        Combination of 3-D and swath seismic acquired and interpreted

•        170 potential shallow Niobrara drilling locations identified

•        Drilling to commence in early 4th Q 2006

NECO Seismic Example -- graphic

Bakken Shale Development Opportunity

•        Approximately 62,000 net acres

o       7 Project areas

o       Acquisition continuing

•        Successful well drilled in 3 project areas

•        First development well spudded offsetting Fedora well

•        Cooperative effort among operators to determine optimum spacing, number of laterals, lateral length and stimulation design etc.

Nesson Development Opportunity

•        Approximately 30,000 net leasehold acres (80% NRI)

•        PDC ownership varies from 5-100%

•        Development potential 25 to 50 net wells

•        Participated in 5 non-operated wells with interest from 10-50%

•        2-5 horizontal laterals per well

•        Initial PDC drilling operations to commence in 4Q 2006

Sustaining Growth

•        Rocky Mountain Region development drilling

o       Direct and through partnerships

o       Increased partnership interest

•        2 additional drilling rigs for North Dakota and deeper prospect areas

•        Seismic acquisition to identify shallow NECO prospects

•        Invest proceeds from Grand Valley sale

o       Producing property focus

o       With development and production enhancement possibilities

o       Undeveloped acreage in mature areas

o       Exploratory projects

o       Stock repurchase

Increasing Employee Expertise

•        Low turnover

•        Increasing staff for growing operations-

o       Increase from 140 to 168 employees

•        Stronger professional team-

o       New Accounting, Land, Engineering, and Geology professionals with oil & gas industry experience

•        Managing personnel additions and training

o       Improving Human Resources capabilities

•        Resources

o       Enterprise wide software upgrade and acquisition

o       Accounting, Land, Production

Petroleum Development Corporation

European Fall Update

October 2006

NASDAQ GSM:PETD